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                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D. C. 20549

                      --------------------------

                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934

                      -------------------------

    Date of Report (Date of earliest event reported): May 1, 2003

                  CORPORATE ASSET BACKED CORPORATION
        (Exact name of registrant as specified in its charter)

     Delaware             333-61522                22-3281571
  (State or other        (Commission            (I. R. S. Employer
  jurisdiction  of        File Number)           Identification No.)
  incorporation)

 445 Broad Hollow Road
     Suite 239                                      11747
 Melville, New York                               (Zip Code)
 (Address of principal
  executive offices)
                      --------------------------

  Registrant's telephone number, including area code: (631) 587-4700

                 INFORMATION TO BE INCLUDED IN REPORT


Item 1.      Changes in Control of Registrant

             Not Applicable

Item 2.      Acquisition of Disposition of Assets

             Not Applicable

Item 3.      Bankruptcy or Receivership

             Not Applicable

Item 4.      Changes in Registrant's Certifying Accountant

             Not Applicable



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Item 5.      Other Events

             99.1 Distribution to holders of the Corporate
                  Asset Backed Corporation ("CABCO") on May 1, 2003 Series 2002-1 Trust (AOL Time Warner Inc.)

Item 6.     Resignation of Registrant's Directors

            Not Applicable

Item 7.     Financial Statements and Exhibits

            (a)  Financial statements of business acquired.

                 Not applicable

            (b)  Pro forma financial information.

                 Not applicable.

            (c)  Exhibits.

                 99.1 Trustee's report in respect of the May 1, 2003
                      distribution to holders of the Cabco Series 2002-1 Trust (AOL Time Warner Inc.)

Item 8.    Change in Fiscal Year

           Not Applicable.

Item 9.          Sales of Equity Securities Pursuant to Regulation S

           Not Applicable





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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  CORPORATE ASSET BACKED CORPORATION



                                  By:  THE BANK OF NEW YORK, as Trustee of the
                                       CABCO Series 2002-1 Trust (AOL Time
                                       Warner Inc.), established by
                                       the Registrant


                                                By:  /s/ Andy Serrano
                                                     Name:  Andy Serrano
Date:  05/1/03                                       Title:  Vice President
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                                  EXHIBIT INDEX


         99.1 Trustee's report in respect of the MAY 1, 2003 distribution to holders of the Cabco Series 2002-1 Trust (AOL Time Warner Inc.)

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